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NOVEMBER 1998                                                       CONFIDENTIAL




MATERIALS PREPARED FOR DISCUSSION

HOUSEHOLD INTERNATIONAL, INC.

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                                                                    CONFIDENTIAL
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HOUSEHOLD INTERNATIONAL, INC.

KEY FINANCIAL STATISTICS
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     HOUSEHOLD INTERNATIONAL, INC.

          Owned Assets:(1)               $49.5 billion
          Managed Assets:(1)             $72.1 billion
          Shareholders' Equity:(1)        $6.1 billion
          Market Capitalization:(2)      $17.3 billion
          ROE:(3)                                 18.2%
          Net Income:(3)                $686.6 million
          EPS:(3)                                 $6.59

          (1)  As of June 30, 1998.
          (2)  As of November 12, 1998.
          (3)  Fiscal year ended December 31, 1997.


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                                                                    CONFIDENTIAL
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HOUSEHOLD INTERNATIONAL, INC.

DELINQUENCY EXPERIENCE - HAFC
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

(DOLLARS IN THOUSANDS)
------------------------------------------------------------------------------------------------------------------------------------
                                                                        AT DECEMBER 31,                             AT SEPTEMBER 30,
                                              ------------------------------------------------------------------    ----------------
                                                1993          1994          1995           1996          1997(5)        1998(5)
------------------------------------------------------------------------------------------------------------------------------------
Principal Balance Outstanding(1)                 $780        $42,837      $117,539       $251,751       $607,802      $1,302,070
Principal Balance of
     Contracts Delinquent(2)(4)
                               30 Days              0          1,014         3,218          8,297         23,784          44,264
                               60 Days             14            247         1,171          2,847          8,498          16,101
                               90 Days              0            133           607          1,515          3,939           8,673
Total Balance of Contracts Delinquent              14          1,394         4,996         12,659         36,221          69,038
Delinquencies as a Percentage of Principal
     Outstanding                                 1.79%          3.25%         4.25%          5.03%          5.96%           5.30%
Total Ending Balance of Contracts in
     Repossession (3)                              $0           $261          $861         $2,241         $6,495         $12,954
Repossessions as Percentage of Contracts
     Outstanding                                 0.00%          0.61%         0.73%          0.89%          1.07%           0.99%
------------------------------------------------------------------------------------------------------------------------------------

(1)  Amount outstanding is the outstanding principal balance.
(2) The period of delinquency is based on the number of days payments are contractually past due.
(3) Amounts shown represent the remaining balance of contracts for which the finance vehicles have been repossessed, but not yet liquidated.
(4) Delinquencies include bankruptcies. Bankruptcies represent approximately 0.5% of outstanding principal for each period presented.
(5) In October 1997, HAFC implemented changes to its charge-off policy for owned receivables. The former policy for owned receivables was to charge-off at 120 days past due. For repossessed vehicles for which the account was not yet 120 days past due, charge-off occurred at 60 days after the repossession date. The revised policy for owned receivables is to charge-off at 150 days past due, or for repossessed vehicles for which the account is not yet 150 days past due, the charge-off occurs at 90 days after the repossession date. The impact of this change increased the December 31, 1997 and September 30, 1998 delinquency ratios by approximately .01% and .17%, respectively.

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                                                                    CONFIDENTIAL
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HOUSEHOLD INTERNATIONAL, INC.

LOSS EXPERIENCE - HAFC
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

(DOLLARS IN THOUSANDS)
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                                                                        AT DECEMBER 31,                             AT SEPTEMBER 30,
                                                   --------------------------------------------------------------   ----------------
                                                   1993        1994          1995           1996          1997(4)        1998(4)
------------------------------------------------------------------------------------------------------------------------------------
Principal Amount Outstanding(1)                    $780       $42,837      $117,539       $251,751       $607,802      $1,302,070
Average Principal Amount                           $390       $19,099       $79,304       $178,316       $411,194        $915,401
     Outstanding
Number of Contracts                                  71         3,951        10,935         23,145         53,856         108,145
     Outstanding
Average Number of Contracts                          36         1,750         7,340         16,515         36,964          78,175
     Outstanding
Number of Repossessions                               0            61           520          1,530          3,686           5,388
Number of Repossessions as % of Average
     Number of Contracts Outstanding(2)
                                                   0.00%         3.48%         7.08%          9.26%          9.97%           9.18%
Net Losses(3)                                        $0          $262        $3,042         $7,918        $23,700         $33,954
Net Losses as a Percent of Average Principal
     Amount Outstanding(2)(3)                      0.00%         1.37%         3.84%          4.44%          5.76%           4.94%
------------------------------------------------------------------------------------------------------------------------------------


(1)  Amount outstanding is the outstanding principal balance.
(2)  Annualized.
(3) Net Losses are net of recoveries and include remaining principal balance at time of charge off. In the case of repossession, net losses include the remaining balance at the time of repossession less liquidation proceeds (for disposed vehicles ) or the NADA wholesale value (for vehicles repossessed but not sold). Net losses do not include repossessions that are less than 150 days delinquent and are not charged off.
(4) In October 1997, HAFC implemented changes to its charge-off policy for owned receivables. The former policy for owned receivables was to charge-off at 120 days past due. For repossessed vehicles for which the account was not yet 120days past due, charge-off occurred at 60 days after the repossession date. The revised policy for owned receivables is to charge-off at 150 days past due, or for repossessed vehicles for which the account is not yet 150 days past due, the charge-off occurs at 90 days after the repossession date.
          The impact of this change increased the December 31, 1997 and September 30, 1998 delinquency ratios by approximately .01% and .17%, respectively.


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                                                                    CONFIDENTIAL
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HOUSEHOLD INTERNATIONAL, INC.

HAFC AUTO SECURITIZATION 1998-1
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          -    THE SECURITIZATION WILL BE STRUCTURED VERY SIMILAR TO THE
               FOLLOWING TABLE:

-------------------------------------------------------------------------------------------------------------------
                               CLASS A-1      CLASS A-2     CLASS A-3       CLASS A-4       CLASS A-5     CLASS B-1
-------------------------------------------------------------------------------------------------------------------
Size of offering (1)            $139.4          $54.0        $143.0           $80.8          $100.0         $99.3

Ratings                        A-1+/P-1        AAA/Aaa       AAA/Aaa         AAA/Aaa         AAA/Aaa       AA/Aa2

Projected Average Life           0.23           1.03          2.00            3.25            1.64          1.73

Projected Principal
     Lockout (months)              0              9            15              34               0             7

Projected Principal
     Payment Window
     (months)                      6              7            20               7              41            34
-------------------------------------------------------------------------------------------------------------------

(1)  Dollars in millions.


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                                                                    CONFIDENTIAL
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HOUSEHOLD INTERNATIONAL, INC.

KEY COLLATERAL STATISTICS
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
----------------------------------------------------------------------------------------------------------
                                                  AMERICREDIT          AFG (KEYCORP)             HAFC
                                                     1998-D               1997-B                1998-1
----------------------------------------------------------------------------------------------------------
WAC (initial)                                         18.31%                 20.03%             19.77%
WAM (months)                                             57                     54                 56
Seasoning (months)                                        1                      3                  5
New                                                   25.56%                 10.63%              20.4%
Used                                                  74.44%                 89.17%              79.6%
Geographic Concentration                              14.20%CA               22.11%NC            16.28%TX
                                                       9.04%TX               18.06%CA            12.73%CA
Average Loan Balance                                $13,152                $12,215             $13,062
Serviced Portfolio Net Losses                          5.3%(1)                 N/A                 4.9%(2)
Serviced Portfolio Delinquencies                       9.6%(1)                 N/A                 6.3%(2)
----------------------------------------------------------------------------------------------------------

(1)  Fiscal Year ended June 30, 1998.
(2)  Nine months ended September 30, 1998.


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                                                                    CONFIDENTIAL
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HOUSEHOLD INTERNATIONAL, INC.

PROJECTED CREDIT ENHANCEMENT - 1998-1 CLASS A
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
----------------------------------------------------------------------------
                                 INITIAL ENHANCEMENT      TARGET ENHANCEMENT
                                          %                       %
----------------------------------------------------------------------------
Class B-1                               12.00%                  12.00%
Class B-2                               11.40%                  11.40%
Class C                                  7.35%                   7.35%
Overcollateralization                    6.75%                  10.75%
Reserve Fund                             1.00%                   3.00%(1)
                                      ----------               ----------
                 TOTAL                  38.50%                  44.50%
----------------------------------------------------------------------------

(1)  Floor is 2.00% of original pool balance.


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                                                                    CONFIDENTIAL
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HOUSEHOLD INTERNATIONAL, INC.

PROJECTED CREDIT ENHANCEMENT - 1998-1 CLASS B-1
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
----------------------------------------------------------------------------
                                 INITIAL ENHANCEMENT      TARGET ENHANCEMENT
                                          %                       %
----------------------------------------------------------------------------
Class B-2                               11.40%                  11.40%
Class C                                  7.35%                   7.35%
Overcollateralization                    6.75%                  10.75%
Reserve Fund                             1.00%                   3.00%(1)
                                      ----------               ----------
                    TOTAL               26.50%                  32.50%
----------------------------------------------------------------------------

(1)  Floor is 2.00% of original pool balance.


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